Vanguard Total Corporate Bond ETF

Summary Prospectus

November 7, 2017

Exchange-traded fund shares that are not individually redeemable and are listed on Nasdaq

Vanguard Total Corporate Bond ETF Shares (VTC)

The Fund’s statutory Prospectus and Statement of Additional Information dated
November 7, 2017, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 866-499-8473 or by sending an email request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a broad, market-weighted corporate bond index.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees		None
12b-1 Distribution Fee		None
Other Expenses		None
Acquired Fund Fees and Expenses		0.07%
Total Annual Fund Operating Expenses[1]		0.07%

1 The expense information shown in the table reflects estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses of the Fund and its underlying funds remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$7	$23

This example does not include the brokerage commissions that you may pay to buy and sell shares of the Fund.

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. The Fund has no operating history and therefore has no portfolio turnover information.

Principal Investment Strategies

The Fund is a fund of funds and employs an indexing investment approach designed to track the performance of the Bloomberg Barclays U.S. Corporate Bond Index, which measures the investment-grade, fixed-rate, taxable corporate bond market. The Index includes U.S. dollar-denominated securities that are publicly issued by industrial, utility, and financial issuers.

The Fund intends to obtain its exposure to the bonds held in the Index by investing all, or substantially all, of its assets in a mix of Vanguard bond index ETFs (underlying funds), rather than in individual securities held in the Index.

The underlying funds are Vanguard Short-Term Corporate Bond ETF, Vanguard Intermediate-Term Corporate Bond ETF, and Vanguard Long-Term Corporate Bond ETF. The Fund’s indirect bond holdings are a diversified mix of short-, intermediate-, and long-term investment-grade corporate bonds.

Each of the underlying funds seeks to track the performance of an index that represents a subset of the Bloomberg Barclays U.S. Corporate Bond Index. Together, these three indexes comprise the Fund’s target index.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund, directly or indirectly, is subject to the following risks, which could affect the Fund’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be moderate for the Fund.

• Income risk, which is the chance that a fund’s income will decline because of falling interest rates.

• Liquidity risk, which is the chance that a fund may not be able to sell a security in a timely manner at a desired price.

• Index sampling risk, which is the chance that the securities selected for a fund, in the aggregate, will not provide investment performance matching that of a fund‘s target index.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• The Fund’s ETF Shares are listed for trading on Nasdaq and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. The market price of the Fund’s ETF Shares may be affected by the market prices of the underlying funds’ ETF Shares.

• Although the Fund’s and underlying funds’ ETF Shares are listed for trading on Nasdaq, it is possible that an active trading market may not be maintained, which could increase the Fund’s risks as disclosed in this prospectus.

• Trading of the Fund’s and underlying funds’ ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s and underlying funds’ ETF Shares may also be halted if (1) the shares are delisted from Nasdaq without first being listed on another exchange or (2) Nasdaq officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors. If trading of an underlying fund’s shares is halted, the Fund may not be able to purchase or dispose of underlying fund shares in a timely manner, which could increase the Fund’s risks as disclosed in this prospectus.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The Fund began operations on November 7, 2017, so performance information is not yet available.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Fixed Income Indexing Americas. He has co-managed the Fund since it commenced operations in November 2017.

Christopher E. Wrazen, CFP, Portfolio Manager at Vanguard. He has co-managed the Fund since it commenced operations in November 2017.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, typically in exchange for baskets of securities. For this Fund, the number of ETF Shares in a Creation Unit is 25,000.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Total Corporate Bond ETF Shares—Fund Number 985

CFA® is a registered trademark owned by CFA Institute.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Corporate Bond Index, including its component Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index, Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index, and Bloomberg Barclays U.S. 10+ Year Corporate Bond Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Vanguard Total Corporate Bond ETF, including the Vanguard Short-Term Corporate Bond ETF, Vanguard Intermediate-Term Corporate Bond ETF, and Vanguard Long-Term Corporate Bond ETF (collectively, ETFs), and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the ETFs. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the ETFs. Bloomberg and Barclays only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the ETFs or the owners of the ETFs.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the ETFs. Investors acquire the ETFs from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the ETFs. The ETFs are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the ETFs or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the ETFs with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the ETFs to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the ETFs or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the ETFs.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the ETFs, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the ETFs, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE ETFS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

  2017 The Vanguard Group, Inc. All rights reserved.
  Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

Vanguard Marketing Corporation, Distributor.

SP 985 112017